SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):

                               April 25, 1995


                           TAMPA ELECTRIC COMPANY
           (Exact name of registrant as specified in its charter)




          FLORIDA                       1-5007              59-0475140
(State or other jurisdiction       (Commission file       (IRS Employer
     of incorporation)                  Number)         Identification No.)



     702 North Franklin Street, Tampa Florida                     33602
     (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code: (813) 228-4111
















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Item 5.   Other Events


     On April 25, 1995, Moody's Investors Service lowered the senior and subordinate debt ratings of the registrant one level to Aa2 and Aa3 from Aa1 and Aa2, respectively. Moody's also changed its ratings outlook to "stable" from "negative."
     Moody's P-1 short-term debt rating for the commercial paper program of the registrant remains unchanged.
     A summary of the debt ratings and related information for the registrant is set forth below:

                                          Standard        Duff
                           Moody's        & Poor's      & Phelps
Long-Term Ratings:

   First Mortgage Bonds      Aa2              AA          AA+(2)
   Pollution Control
     Revenue Bonds           Aa3              AA-         AA


Short-Term Ratings:

   Commercial Paper          P-1             A-1+         D-1+



Date of Last Change
   or Affirmation
   of Ratings:         April 1995     Dec. 1994(1)    March 1995
____________________

(1) Standard & Poor's changed its rating outlook to "stable" from "negative" in December 1994.
(2) Duff & Phelps upgraded the company's First Mortgage Bond rating to AA+ from AA in March 1995.

















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                               SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:    April 26, 1995           Tampa Electric Company



                                   By:/s/ L. L. Lefler
                                          L. L. Lefler
                                          Vice President -- Controller
                                          (Chief Accounting Officer)


































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